UNITED STATES
                                            SECURITIES AND EXCHANGE COMMISSION
                                                   Washington, D. C. 20549




                                                           FORM 8-K


                                                        CURRENT REPORT



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                              Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                              Date of Report (Date of earliest event reported): November 3, 1998

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                                                 MEDIAONE GROUP, INC.
                         Exact name of registrant as specified in its charter)

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        A Delaware Corporation                Commission File Number             IRS Employer Identification No.
       (State of incorporation)                       1-8611                               84-0926774

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                                             188 Inverness Drive West
                                             Englewood, Colorado 80112
                                     (Address of principal executive offices)


                                                  (303) 858-3000
                            (Registrant's telephone number, including area code)


Item 5. Other Events

     On November 3, 1998, MediaOne Group, Inc. released its third quarter earnings results. The releases and financial statements are attached hereto as Exhibits.


Item 7.  Exhibits
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Exhibit                 Description

27                      Financial Data Schedule.

99                      Press Release dated November 3, 1998 concerning the earnings results of MediaOne Group, Inc.
                        for the third quarter of 1998.

99.1                    Pro-Forma Proportionate Results Highlights of MediaOne Group, Inc. for the three and nine months ended
                        September 30, 1998 and 1997, filed in connection with the Press Release dated November 3, 1998.

99.2                    Consolidated Domestic Cable Highlights of MediaOne Group, Inc. for the three and nine months ended
                        September 30, 1998 and 1997, filed in connection with the Press Release dated November 3, 1998.

99.3                    Pro-Forma Key Operating Statistics - Domestic Cable - of MediaOne Group, Inc. for the quarters ended
                        September 30, 1998, June 30, 1998 and September 30, 1997, filed in connection with the Press Release dated
                        November 3, 1998.

99.4                    Pro-Forma Key Operating Statistics - International - of MediaOne Group, Inc. for the quarters ended September 30, 1998, June 30, 1998 and September 30, 1997, filed in connection with the Press Release dated November 3 1998.

99.5                    Consolidated Statement of Operations of MediaOne Group, Inc. for the three and nine months ended
                        September 30, 1998 and 1997, filed in connection with the Press Release dated November 3, 1998.

99.6                    Consolidated Revenues and Operating Cash Flow Highlights - as Reported - of MediaOne Group, Inc. for the
                        three and nine months ended September 30, 1998 and 1997, as filed in connection with the Press Release dated November 3, 1998.

99.7                    Condensed Consolidated Balance Sheets - As Reported - for MediaOne Group, Inc. as of September 30, 1998 and
                        December 31, 1997, as filed in connection with the Press Release dated November 3, 1998.
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                                                              SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           MediaOne Group, Inc.

                                               /s/ STEPHEN E. BRILZ

                                           By:_________________________________
                                              Stephen E. Brilz
                                              Assistant Secretary

Dated November 4, 1998